UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 15, 1995



                          TESORO PETROLEUM CORPORATION
             (Exact Name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                    1-3473                        95-0862768
          (Commission File Number)   (I.R.S. Employer Identification No.)


               8700 Tesoro Drive                     78217
               San Antonio, Texas                  (Zip code)
    (Address of principal executive offices)


               Registrant's telephone number, including area code
                                 (210) 828-8484


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                          TESORO PETROLEUM CORPORATION
                                    FORM 8-K


Item 5.   Other Events.

          On December 15, 1995, the Board of Directors of Tesoro Petroleum Corporation ("Tesoro") extended the expiration date of Tesoro's Preferred Stock Purchase Rights issued pursuant to the Rights Agreement dated December 16, 1985, between Tesoro and InterFirst Bank of Fort Worth, N.A. (now, by substitution, Chemical Bank). The expiration date was extended to the close of business on July 24, 1996.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               4. Copy of the resolution of the Board of Directors extending the Expiration Date relating to the Tesoro Preferred Stock Purchase Rights.

               20.  Press  Release  of  the  Company  dated  December  18, 1995,
                    announcing  extension  of  Expiration   Date   relating   to
                    Preferred Stock Purchase Rights.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TESORO PETROLEUM CORPORATION



Date:  December 18, 1995           By:  /s/ James C. Reed, Jr.
                                   James C. Reed, Jr.
                                   Executive Vice President, General Counsel
                                   and Secretary

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                                 EXHIBIT INDEX


         Exhibit                  Description                   Page

            4    Copy of the resolution of the Board of Directors         4
                 extending the Expiration Date relating to the Tesoro Preferred Stock Purchase Rights.



           20    Press Release of the Company dated December 18,          5
                 1995, announcing extension of Expiration Date relating to Preferred Stock Purchase Rights.


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